SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 1999

                               Novoste Corporation
               (Exact name of registrant as specified in charter)

         Florida                    0-20727           59-2787476
(State or other            (Commission File Number)   (IRS Employer
jurisdiction of                                       Identification No.)
incorporation)

3890 Steve Reynolds Blvd., Norcross, GA               30093
(Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (770) 717-0904

                 4350-C International Blvd., Norcross, GA 30093
         (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibit 10.20+-     Manufacturing Supply Agreement, dated April 21,
                              1998, between Registrant and SeaMED Corporation and exhibits thereto.

      ----------

      + Portions have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Omitted portions of text are denoted as "< >".


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Novoste Corporation
                                    (Registrant)


                                    By: /s/ David N. Gill
                                        -----------------
                                        David N. Gill
                                        Chief Financial Officer

Dated: January 27, 1999


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

                                  EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

10.20+ Manufacturing Supply Agreement, dated April 21, 1998, between the Registrant and SeaMED Corporation and exhibits thereto.

------------

+ Portions have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Omitted portions of text are denoted as "< >".

                                 Exhibit 10.20+

----------

+ Portions have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Omitted portions of text are denoted as "< >".